Alpha Natural Resources


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Alpha Natural Resources
Investor Presentation

August 20-23, 2012



Alpha Natural Resources

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Third Party Information

This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.



Leading U.S. Producer with Global Reach



- Leading US supplier and exporter of metallurgical coal with expertise in blending and optimization
  - *Globally → # 3 in metallurgical coal, # 6 overall by shipment volume*
  - *Exports → $3.1 billion or 44% of total revenues in 2011*
- One of the most regionally diversified producers in the US
- More export terminal capacity than any other US producer
- Approximately $1.6 billion in liquidity as of June 30, 2012
- Margin and free cash flow enhancement opportunities through synergies & optimization
- Focus on operational optimization, cost control, consistent execution and positive free cash-flow generation
- Member of the S&P 500 Index



Alpha Natural Resources Overview
Creating an Industry Leader



Alpha Natural Resources

Origins: in 10 years …


Alpha Natural Resources
ANR
NYSE

Initial Public Offering

2011

World's sixth-largest coal supplier and #3 in global met shipments

2005

2002

A concept scribbled on a legal pad





Focus on Three-Pronged Approach

Alpha Natural Resources

- Support and augment metallurgical coal franchise
- Create sustainable steam coal portfolio
- Continue to address non-strategic operations

Focus on Free Cash Flow Generation and Maximize Shareholder Value

Leading Global Supplier

Alpha Natural Resources

Customers on 5 continents



Conneaut, OH
Baltimore, MD
Lambert's Point/Norfolk, VA
Canada
Sandusky, OH
Ashtabula, OH
Newport News, VA
New Orleans, LA
Mexico
Brazil
Argentina
Sweden
Finland
Russia
United Kingdom
Netherlands
Belgium
Germany
Poland
Ukraine
Hungary
France
Austria
Romania
Spain
Italy
Turkey
Egypt
India
South Korea
China
Japan
South Africa

Canada/Mexico: 0.8mm tons

Europe: 4.8mm tons

Asia: 3.2mm tons

South America: 0.8mm tons

Africa/Middle East: 1.8mm tons

1H2012 Export Shipments:
- 11.4mm tons Total
- 8.1mm tons Met
- 3.3mm tons Steam

U.S. Shipments in 1H2012 : 43.6 million tons

Note: All amounts are YTD through June 30, 2012

Logistics Flexibility Through Port Diversity

Alpha Natural Resources

Total Port Capacity ~ 25 – 30mm tons



U.S. East Coast

- **Dominion Terminal Associates - Virginia**
  - Alpha owns 41% share
- **Norfolk Southern's Lamberts Point Terminal - Virginia**
  - Alpha is largest shipper
- **Pier IX Terminal - Virginia**
  - Alpha gained position with Massey acquisition
- **CSX Curtis Bay Piers (formerly Chesapeake) Terminal - Maryland**



Other

- **U.S. Gulf Coast – both land-based terminals and midstream loading capabilities**
- **Great Lakes ports**

Operational Diversification

Alpha Natural Resources

Western Coal Operations – 2012E*

42-48 million tons thermal

Eastern Coal Operations – 2012E*

38-44 million tons thermal
20-23 million tons met

Total Mines: 116**
Underground 77; Surface 39
Prep Plants: 30



Alpha Coal West
WY
Pennsylvania Services
Amfire
PA
Coal River West
Coal River East
Brooks Run West
Brooks Run North
WV
VA
KY
Corporate Office
Northern Kentucky
Southern Kentucky
Virginia
Brooks Run South
Coal River Surface

* Based on guidance provided on August 8, 2012

** As of June 30, 2012

Operational Diversification

Alpha Natural Resources


1H2012 Coal Revenue Mix
Total $3.2B
Metallurgical $1.4B 45%
Eastern Steam $1.5B 46%
PRB $0.3B 9%


Coal Reserve Breakdown*
Total 4.7B tons
PRB 0.7B tons 15%
Metallurgical 1.5B Tons 32%
Eastern Steam 2.5B tons 53%

- One of the strongest reserve positions in the industry with ~ 4.7 billion tons, including 1.5 billion tons of metallurgical coal
- Well balanced product mix with 45% of 1H2012 coal revenues from metallurgical coal and 55% from thermal coal

* As of December 31, 2011

Multiple Organic Met Coal Opportunities

Alpha Natural Resources



Barrett Mine
Freeport Mine
Cresson Mine
Workman Creek
Marianna
Deep Mine 41
PENNSYLVANIA
OHIO
WEST VIRGINIA
VIRGINIA

Deep Mine #41 – S. CAPP
- Reserve – 64MT
- Production cap. – 1.7-1.8mm/yr.
- Mine life – 35+ years
- Capex – $45-50 million

Barrett - AMFIRE
- Reserve – 4 MT
- Production cap. – 300-400K/yr.
- Mine life – 10+ years
- Capex – ~ $10million

Marianna – Central CAPP
- Reserve – 18MT
- Production cap. – 1mm/yr.
- Mine life – 15+ years
- Capex – ~ $200 million

Cresson - AMFIRE
- Reserve – 25MT
- Production cap. – 600-750K/yr.
- Mine life – 30+ years
- Capex – $15-20 million

Freeport – PA Services
- Reserve – 68MT
- Production cap. – 3mm/yr.
- Mine life – 20+ years
- Capex – $350+ million

Workman Creek – N. CAPP
- Reserve – 42MT (Beckley Seam)
- Production cap. – 500-750k/yr.
- Mine life – 50+ years
- Capex – TBD

Demonstrated Operational Improvement

Alpha Natural Resources



Monthly Annualized Voluntary Turnover
16.0%
12.0%
8.0%
4.0%
0.0%
July
Aug.
Sept.
Oct.
Nov.
Dec.
Jan.
Feb.
March
April
May
Legacy Alpha
Legacy Massey



Running Right Observation Cards
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
June
July
Aug.
Sept.
Oct.
Nov.
Dec.
Jan.
Feb.
March
April
May
June
July
Legacy Alpha
Legacy Massey

- Achieved significant reduction in voluntary employee turnover over the past year with current turnover rate in the mid-single digits
- Reduced overall incident rate by 13% in 2Q12 compared to 1Q12
- Improved legacy Massey incident rate by a remarkable 39% since 3Q11
- Employee engagement continues at a very high level
- Ahead of our mid-year 2012 synergy target of $150mm and on track to achieve $220-$260 million synergy run-rate by mid-year 2013

Decisive Action in Challenging Market

Alpha Natural Resources

- Reduced guidance to counteract the challenging market environment
  - Thermal guidance reduced by 15.5mm tons*
  - Met guidance reduced by 3.0mm tons*
  - Total shipment guidance reduced by 18.5mm tons*
- Reduced expenditures to enhance cash flows
  - Reduced midpoint of 2012 Capex guidance by $250mm to $525 million from original plan*
  - Reduced midpoint of 2012 SG&A guidance by approximately $32.5mm to $217.5 million from original plan*

* Based on August 8, 2012 guidance, compared with our original 2012 guidance provided on August 4, 2011

Solid Cost Control in 2Q12 vs. 1Q12

Alpha Natural Resources


Cost Bridge for Eastern Cost per Ton*
$85
$80
$75
$70
$76.00
$2.50
$1.00
$1.00
$2.00
$2.00
$1.00
$0.50
$0.79
$74.21
1Q12 Adjusted Cost/ton
NAPP Longwalls
Idled/Closed Mines
Met/Steam Mix
Mine Productivity
Lower of Cost or Market
Brokered Coal
Royalty & Severance
Other
2Q12 Adjusted Cost/ton

Note: Cost/ton impacts are approximations
* Adjusted cost of coal sales



Market Overview
BRICS Drive Global Growth



Global Outlook Remains Robust

While the current market environment is challenging, the intermediate to long term outlook remains intact

- World coal use grew more than gas, liquids, nuclear and renewables in 9 of the 20 years between 1991 and 2010
- Coal use is forecasted to grow more than competing fuels in 14 of the 25 years between 2011 and 2035
- World electricity demand is expected to grow by 90% or 4,160 gigawatts from 2008 to 2035, more than 4 times existing US capacity
    - *Approximately 80% of which is projected to be coal fired*


Number of Years When Fuel Leads Annual Growth
25
20
15
10
5
0
Coal
Liquids
Renewables
Gas
Nuclear
Historical 1991-2010
Forecast 2011-2035

Source: EIA, September 2011

BRIC Nations to Dominate Growth

Alpha Natural Resources

Developing Nations Need Met Coal



600
500
400
300
200
100
-
million tonnes
Historical
Forecast
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
Total Seaborne Demand

Steel use in 2012 compared with 2007

Developed World



- 15%

Developing World



+ 44%

Sources: Wood Mackenzie, EIA, IMF, US Census Bureau, WSA

Market Conditions Vary Regionally

Alpha Natural Resources

- U.S. domestic thermal market remains challenged
  - Unusually mild winter resulted in low coal burn and high excess inventories
  - Competition from low-priced shale gas has reduced coal's market share
  - Obstructive regulation and legislation creates uncertainty

Central Appalachia	Northern Appalachia	Powder River Basin
• **Structural** • Regulation • High operating costs • **Cyclical** • Mild winter • Low natural gas prices	• **Cyclical** • Mild winter • Competition from natural gas • Competition from Illinois basin	• **Cyclical** • Mild winter • Competition from natural gas • High rail freight costs • Shipments recovered in summer 2012 due to higher natural gas prices and pervasive heat wave

- Global metallurgical coal markets have weakened during the summer months
  - While the global benchmark price for the 3rd quarter was quoted at $225/metric tonne, up from $210 for the 2nd quarter, current reports indicate spot pricing below $200/metric tonne

Alpha Natural Resources



Financial Overview

Resources to Enhance Shareholder Value



ANR: Strong Financial Results

Alpha Natural Resources



Revenue and Adjusted EBITDA
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,878
$234
$2,469
$394
$2,496
$541
$3,917
$796
$7,109
$1,222
$3,783
$397
2007
2008
2009
2010
2011
1H2012
Revenue
Adjusted EBITDA

- Continue aggressive capex, SG&A and operating cost control
- YTD 2012 affected by challenging market conditions and litigation related disbursements

- Generated free cash flow each year since going public (2005-2011)
- Will continue to focus on free cash flow generation as one of the key metrics



Free Cash Flow
$800
$600
$400
$200
$-
$(200)
$71
$263
$117
$319
$166
$301
$361
$331
$156
$339
$349
$345
$93
$593
$281
$(146)
2005
2006
2007
2008
2009
2010
2011
1H2012
Alpha Pro Forma Capex
Alpha Pro Forma FCF

Note: Adjusted EBITDA from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward; and 2011 includes Massey starting June 1, 2011. Capex includes federal Lease-By-Application (LBA) annual bonus bid payments of $36.1 million for Eagle Butte for the years 2008 through 2011 and 1H2012, and $28.9 million for Belle Ayr for 2011.

FCF = Operating cash flow, less capex

Liquidity Remains Strong Post-Merger

Alpha Natural Resources

($ millions)	Maturity	As of 6/30/12
$1,000mm Revolving Credit Facility	June, 2016	$0
Term Loan A	June, 2016	570
2.375% Convertible Notes	April, 2015	288
3.25% Convertible Notes	August, 2015	659
6.0% Senior Notes (BB/Ba3)	June, 2019	800
6.25% Senior Notes (BB/Ba3)	June, 2021	700
Capital Leases	Various	47
Total Long-term Debt		**$3,064**

Liquidity and Credit Statistics

Cash & Equivalents and marketable securities	$503
Revolver	1,000
Accounts Receivable Securitization Facility	254
Less: Letters of Credit Outstanding	(161)
Total Potential Liquidity	**$1,596**

Well-Positioned for Future Growth

Alpha Natural Resources

- Leading global met producer with consistent performance enhanced by product and regional diversification
  - *Globally*
    - *#3 in metallurgical coal*
    - *#6 in overall coal*
- More export capacity than any other US producer allows Alpha to take advantage of growing seaborne demand
- Prudent capital expenditure management with consistent free cash flow generation
- Focus on operational optimization, cost control, consistent execution and positive free cash-flow generation to enhance enterprise value
- Compelling share valuation relative to peer group


994

Alpha Natural Resources







Appendices

www.alphanr.com

Use of Non-GAAP Measures

In addition to the results prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this presentation, Alpha has presented the following non-GAAP financial measures, which management uses to gauge operating performance: EBITDA, adjusted EBITDA, adjusted net income (loss), and adjusted diluted earnings (loss) per common share.

Alpha defines EBITDA as net income (loss) plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of acquired intangibles less interest income and income tax benefit. Alpha defines adjusted EBITDA as EBITDA plus expenses attributable to mergers, goodwill impairment, losses on early extinguishment of debt, UBB expenses, mineral lease terminations expense, losses from changes in fair value and settlements of derivative instruments, and changes in estimated future costs of water treatment at closed mines less gains from changes in fair value and settlements of derivative instruments and various gains and losses not expected to recur on a quarterly basis. Alpha defines adjusted net income (loss) operations as net income (loss) plus expenses attributable to mergers, goodwill impairment, losses on early extinguishment of debt, losses from changes in fair value and settlements of derivative instruments, changes in estimated future costs of water treatment at closed mines, amortization of acquired intangibles, UBB expenses, mineral lease terminations expense, less gains from changes in fair value and settlements of derivative instruments and various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and reversal of reserves for uncertain tax positions, adjustments to deferred taxes due to significant law changes and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings (loss) per common share is adjusted net income (loss) divided by weighted average diluted shares.

The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the company's performance that management believes are useful to securities analysts, investors and others in assessing the company's performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below.

Reconciliation of Adjusted EBITDA

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of EBITDA and Adjusted EBITDA to Net Loss
(In Thousands)
(Unaudited)

	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011
Net loss	$ (2,234,656)	$ (50,068)	$ (2,263,422)	$ (220)
Interest expense	46,534	29,968	91,968	45,578
Interest income	(1,324)	(1,012)	(2,421)	(2,057)
Income tax expense (benefit)	(449,798)	(8,498)	(493,583)	5,469
Depreciation, depletion and amortization	272,850	147,111	558,622	235,749
Amortization of acquired intangibles, net	(17,286)	(8,928)	(52,798)	17,055
EBITDA	(2,383,680)	108,573	(2,161,634)	301,574
Goodwill impairment	1,525,332	-	1,525,332	-
Asset impairment and restructuring	1,010,878	-	1,014,934	-
UBB expenses	12,674	5,781	27,018	5,781
Change in fair value and settlement of derivative instruments	(8,027)	2,096	(43,635)	2,002
Merger related expenses	29,224	247,586	32,589	269,654
Loss on early extinguishment of debt	-	4,556	-	4,556
Impact of write-off of weather-related property damage	-	-	2,300	-
Adjusted EBITDA	$ 186,401	$ 368,592	$ 396,904	$ 583,567

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.



Reconciliation of Adjusted Income

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Net Income (Loss) to Net Loss
(In Thousands Except Shares and Per Share Data)
(Unaudited)

	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011
Net loss	$ (2,234,656)	$ (50,068)	$ (2,263,422)	$ (220)
Goodwill impairment	1,525,332	-	1,525,332	-
Asset impairment and restructuring	1,010,878	-	1,014,934	-
UBB expenses	12,674	5,781	27,018	5,781
Amortization of acquired intangibles, net	(17,286)	(8,928)	(52,798)	17,055
Change in fair value and settlement of derivative instruments	(8,027)	2,096	(43,635)	2,002
Merger related expenses	29,224	247,586	32,589	269,654
Impact of write-off of weather-related property damage	-	-	2,300	-
Loss on early extinguishment of debt	-	4,556	-	4,556
Estimated income tax effect of above adjustments	(405,321)	(54,739)	(388,118)	(73,213)
Discrete tax charge from valuation allowance adjustment	21,300	-	22,754	-
Discrete tax charge from state statutory tax rate change, net of federal tax impact	(6,397)	-	(6,397)	-
Discrete tax charge from non-deductible transaction costs	-	5,961	-	5,961
Adjusted net income (loss)	$ (72,279)	$ 152,245	$ (129,443)	$ 231,576
Weighted average shares--diluted	220,295,415	157,034,233	220,040,698	139,632,310
Adjusted diluted earnings (loss) per common share	$ (0.33)	$ 0.97	$ (0.59)	$ 1.66

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

Key Regulations and Legislation

Alpha Natural Resources

- Cross-State Air Pollution Rule (CSAPR) and Utility MACT (MATS) are the primary regulations that will shape the future of coal-fired generation in the US
- CSAPR stayed December 30, 2011 by D.C. Circuit court and CAIR reinstated
  - April 13, 2012 hearing date set for oral arguments
    - Decision possible by Summer 2012
- MATS rule finalized December 21, 2011
  - Compliance by 1Q15; additional time possible on an exception basis
  - Establishes first ever limits for mercury, filterable PM, and HCl
    - For both new and existing generating units larger than 25 MW, approximately 1,100 coal-fired units at 600 plants
- For both rules, in general, most will have to install costly scrubbers driving up power prices
  - Activated Carbon Injection (ACI) is the most common and effective technology to capture the air toxins for MATS
  - Scrubbers typically take 4-5 years to build
- An internal analysis of announced unit retirements shows 42.6 GW of early retirements which burn 66.4 million tons of coal a year (see table)
- New Source Performance Standard (NSPS) sets a national limit for CO_2 emissions from new electric generating units (EGUs)
  - Proposal issued March 27, 2012, started a 60-day comment period
  - Rule expected to be finalized after the November presidential election

Basin	Tons (millions)
Central Appalachia	12.3
Colombia	2.1
Illinois Basin	6.3
Northern Appalachia	7.0
Powder River Basin	27.2
Rocky Mountain	11.5
Total	**66.4**

Source: Internal analysis